Exhibit 10.1

SECOND AMENDMENT

TO

AMENDED AND RESTATED LOAN AGREEMENT

This Second Amendment to Amended and Restated Loan Agreement (this “Amendment”), dated as of December 18, 2015, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).

R E C I T A L S:

A.     Borrower, certain of its Subsidiaries, the Lenders and Agent have entered into an Amended and Restated Loan Agreement dated as of October 1, 2014, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 20, 2015 (as so amended, the “Loan Agreement”).

B.     The Company has (a) arranged for the increase in the Aggregate New Vehicle Floorplan Commitment in an aggregate amount of $150,000,000 (the “December 2015 Increase”), and (b) requested that the Agent and the Lenders agree to the amendments to the Loan Agreements set forth herein.

C.     The Lenders that are signatories to this Amendment, constituting all of the Lenders under the Loan Agreement and all of the Increasing Lenders and Additional Lenders with respect to the December 2015 Increase, have agreed to amend the Loan Agreement as set forth herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Exercise of Increase Option. Pursuant to and in accordance with the provisions of Section 6.12 of the Loan Agreement (prior to giving effect to the amendments set forth in this Amendment), the Company has arranged for the increase in the Aggregate New Vehicle Floorplan Commitment in an aggregate amount of $150,000,000 to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), and by one or more new banks, financial institutions (each such new bank, financial institution or other entity, an “Additional Lender”), which Lender or Lenders shall increase their existing Commitments. In furtherance thereof, (i) in the case of an Increasing Lender, the Agent, Borrowers and each such Increasing Lender shall execute an Increasing Lender Agreement substantially in the form of Exhibit N to the Loan Agreement, (ii) in the case of an Additional Lender, the Agent, Borrowers and each such Additional Lender shall execute an Additional Lender Agreement substantially in the form of Exhibit M to the Loan Agreement, and (iii) the Borrowers, the other Loan Parties, each Increasing Lender, and each Additional Lender shall deliver to Agent such other documents or amendments to existing Loan Documents as Agent reasonably deems necessary.

2.     Amendments to Certain Existing Definitions. The definitions of the following defined terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following defined terms:

“Aggregate Revolving Loan Commitment” means, at any time, the aggregate of the Revolving Loan Commitments of all Lenders at such time; provided that, except as provided in Section 6.17 the Aggregate Revolving Loan Commitment shall not at any time be more than $170,000,000.00.

“Aggregate Used Vehicle Floorplan Commitment” means, at any time, the aggregate of the Used Vehicle Floorplan Commitments of all Lenders at such time; provided that, except as provided in Section 6.17 the Aggregate Used Vehicle Floorplan Commitment shall not at any time be more than $180,000,000.00.

“Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $1,850,000,000.00.

“Dealership” means a Subsidiary of the Company whose primary business is the retail sales or retail sale and lease of new and/or used automobiles and trucks in the United States of America or in Canada.

“Permitted Brand” means Acura, Alfa Romeo, Audi, BMW, Buick, Cadillac, Chevrolet, Chrysler, Dodge, Fiat, Ford, GMC, Honda, Hyundai, Infiniti, Jaguar, Jeep, Kia, Land Rover, Lexus, Lincoln, Mazda, Mercedes-Benz, MINI, Mitsubishi, Nissan, Porsche, Ram, Scion, smart, Sprinter, Subaru, Suzuki, Toyota, Volkswagen or Volvo.

“Termination Date” means January 4, 2021, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

3.     New Definitions. Section 1.1 of the Loan Agreement is amended by adding the following new definitions, in alphabetical order:

“Canadian Dealership” means a Dealership whose primary business is the retail sales or retail sale and lease of new and/or used automobiles and trucks in Canada.

“Second Amendment” means the Second Amendment to Amended and Restated Loan Agreement, dated as of December 18, 2015, among the Borrowers, the Lenders, and the Agent.

“Second Amendment Effective Date” means December 18, 2015, the effective date of the Second Amendment.

4.     Amendment to Section 2.5. Section 2.5 of the Loan Agreement is deleted and replaced with the following:

2.5 Addition of New Vehicle Floorplan Dealerships. (a) As of the Closing Date, the New Vehicle Floorplan Dealerships shall be the Dealerships signing this Agreement, which shall be all Dealerships existing as of the date of this Agreement (except any Dealership which does not require financing for its New Vehicles). Thereafter, if any new Dealership (other than a Canadian Dealership) is established or any existing Dealership (other than a Canadian Dealership) requires financing for its New Vehicles, the Company shall deliver to Agent a written notice specifying the name of the additional New Vehicle Floorplan Dealership, the proposed Dealership Loan Limit for such Dealership, the applicable manufacturers to be financed for such Dealership and any other information requested by Agent. Upon approval by Agent, establishment of a Dealership Loan Limit and, if applicable, Dealership Loan Sublimit(s), and satisfaction of the requirements in Section 9.3, such Dealership shall become a New Vehicle Floorplan Dealership and entitled to finance Eligible New Vehicles hereunder. For purposes of clarification, no Dealership (other than a Canadian Dealership or a Dealership that is financing its New Vehicles with the proceeds of Indebtedness permitted under Section 13.10(o)) shall incur any indebtedness to finance New Vehicles, except for New Vehicle Floorplan Loans under this Agreement, without the consent of the Agent and the Lenders.

(b) If any new Canadian Dealership is established or any existing Canadian Dealership requires financing for its New Vehicles, the Company may deliver to Agent a written notice specifying the name of the additional New Vehicle Floorplan Dealership, the proposed Dealership Loan Limit for such Dealership, the applicable manufacturers to be financed for such Dealership and any other information requested by Agent. Upon approval by all Lenders, establishment of a Dealership Loan Limit and, if applicable, Dealership Loan Sublimit(s), and satisfaction of the requirements in Section 9.3, such Canadian Dealership shall become a New Vehicle Floorplan Dealership and entitled to finance Eligible New Vehicles hereunder.

5.     Increase Option. Section 6.12.1 of the Loan Agreement is deleted and replaced with the following:

6.12.1     The Company may from time to time request an increase in the Aggregate New Vehicle Floorplan Commitment, in minimum increments of $50,000,000.00 or such lower amount as is agreed to between the Company and Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such increases requested after the Second Amendment Effective Date does not exceed $250,000,000.00, and (b) the Aggregate Commitment does not exceed $2,100,000,000.00.

6.     Current Ratio. The definition of “Current Ratio” appearing in Section 11.1.1 of the Loan Agreement is deleted and replaced with the following:

“Current Ratio” means, for any Person at any time, the ratio at such time of (a) such Person’s Current Assets plus Revolving Loan Availability at such time, to (b) such Person’s Current Liabilities.

7.     Reallocation of Commitments. Section 6.17.2 of the Loan Agreement is deleted and replaced with the following:

6.17.2     Borrowers may request a Reallocation no more frequently than once in any calendar month. If Borrowers wish to request a Reallocation, the Company shall give the Agent irrevocable written notice thereof substantially in the form attached hereto as Exhibit O, or in such other form as is acceptable to Agent (a “Reallocation Request”) no later than 11:00 a.m. (Pacific Time) at least two Business Days prior to the requested effective date of the Reallocation. Agent will promptly notify the Company and the Lenders of the effective date of any Reallocation, and the amount of the new Commitments for each Lender.

8.     Liens. Section 13.3 of the Loan Agreement is amended by adding a new subsections (p) and (q) as follows:

(p)     Liens on Ford/Lincoln New Vehicles of a Dealership and proceeds thereof securing Indebtedness permitted by Section 13.10(o).

(q)     Liens on New Vehicles of Canadian Dealerships and proceeds thereof securing Indebtedness permitted by Section 13.10(p).

9.     Indebtedness. Subsections (f) and (l) of Section 13.10 of the Loan Agreement are deleted and replaced with the following subsections (f) and (l), and Section 13.10 of the Loan Agreement is further amended by adding the following new subsections (o) and (p):

(f)     Unsecured guarantees by the Company of (i) Other Floorplan Financing obligations of Dealerships to Other Floorplan Lenders, (ii) debt of any Real Estate Subsidiary which is permitted under Section 13.10(d), (iii) operating leases of its Subsidiaries and Minority Dealer Affiliates, (iv) extensions of credit to a Minority Dealer Affiliate, all proceeds of which are used to purchase New Vehicles or Service Loaner Vehicles to be held by the Minority Dealer Affiliate for sale and/or lease in the ordinary course of business, (v) obligations of Dealerships to manufacturers or distributors of New Vehicles under Seller Agreements, and (vi) Indebtedness which is permitted under Section 13.10(o) and (p). Notwithstanding any contrary provisions hereof, the foregoing guarantees shall be the only guarantees by the Company.

(l)     Additional Funded Debt, which together with all other Funded Debt permitted by this Section 13.10, excluding Indebtedness described in Section 13.10(a), Other Floor Plan Financing permitted by Section 13.10(e), and Indebtedness permitted under Section 13.10(o) and (p) (“Excluded Funded Debt”), does not at any time for the Company and all Subsidiaries exceed an aggregate outstanding principal amount of $600,000,000.00; provided that any such Indebtedness incurred after the Closing Date, shall be unsecured, unless permitted to be secured by the terms of this Agreement. Notwithstanding any contrary provision hereof, the Funded Debt of the Company and its Subsidiaries (excluding Excluded Funded Debt, but including all other Funded Debt described in this Section 13.10) shall not at any time exceed an aggregate principal amount of $600,000,000.00.

(o)     Funded Debt of Ford/Lincoln Dealerships acquired by the Company and its Subsidiaries after the Second Amendment Effective Date owing to Ford Motor Credit Company under floor plan financing arrangements all proceeds of which are used to purchase or finance Ford/Lincoln New Vehicles, in an aggregate principal amount not in excess of $25,000,000.00 outstanding at any time; provided that Ford Motor Credit Company (and any secured party that is not Ford Motor Credit Company) has entered into an intercreditor agreement with Agent in form and content satisfactory to Agent.

(p)     Funded Debt of Canadian Dealerships under floor plan financing arrangements all proceeds of which are used to purchase or finance New Vehicles located in Canada, in an aggregate principal amount not in excess of $100,000,000.00 (or the Canadian dollar equivalent thereof) outstanding at any time; provided that the lender or lenders providing such floor plan financing arrangements have entered into an intercreditor agreement with Agent in form and content satisfactory to Agent.

10.     Permitted Acquisitions. Subsection (o) of Section 13.13 of the Loan Agreement is deleted and replaced with the following:

(o)     The aggregate consideration paid for the assets acquired (other than real property and Vehicles), or for the Equity Interests acquired, shall not exceed $40,000,000.00 for any single Acquisition.

11.     Schedule 1. Schedule 1 to the Loan Agreement is deleted and replaced with the Schedule 1 attached hereto.

12.     Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

12.1     Agent shall have received executed originals of this Amendment signed by Agent and each Borrower, Guarantor, and Lender, an Increasing Lender Agreement from each Increasing Lender, an Additional Lender Agreement from each Additional Lender, such promissory notes as any Lender requires, and such other Loan Documents as Agent requires and each Borrower and Guarantor shall have provided such information and satisfied such conditions as are required by Agent.

12.2     All conditions set forth in Section 6.12.3 of the Loan Agreement have been satisfied, including without limitation delivery to Lender of the certificate required by Section 6.12.3(a)(iv).

12.3     No Default shall have occurred and be continuing under the Loan Agreement, or will exist after giving effect to the transactions contemplated hereby and the amendments made by this Amendment.

12.4     All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment.

13.     Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

14.     Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:

14.1     Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are and will be true, correct and complete in all material respects as of the date hereof, and agree that (i) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.

14.2     Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

15.     References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

16.     Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:

16.1     Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

16.2     Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.

17.     Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.

18.     Recitals. The Recitals are hereby incorporated herein.

19.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

[Signature pages follow]

20.     Disclosure. Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

BORROWERS:

LITHIA MOTORS, INC.

By:	/s/ Chris Holzshu
Name:	Chris Holzshu
Title:	Chief Financial Officer

By:	/s/ John North
Name:	John North
Title:	Vice President Finance

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA FRESNO, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA TR, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA MBDM, INC.

LITHIA NDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA VAUDM, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF TF, INC.

LITHIA CDH, INC.

Signature Page to Second Amendment to Amended And Restated Loan Agreement

LITHIA HGF, INC.

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA CJDSF, INC.

LDLC, LLC

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LGPAC, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MTLM, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF ROSEBURG, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LBMP, LLC

LFKF, LLC

LMBP, LLC

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA TA, INC.

LITHIA TO, INC.

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

Signature Page to Second Amendment to Amended And Restated Loan Agreement

LITHIA OF SPOKANE, INC.

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SALEM-V, LLC

SALEM-B, LLC

SALEM-H, LLC

LITHIA FBCS, LLC

LITHIA OF STOCKTON, INC.

LITHIA VF, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF WASILLA, LLC

LITHIA OF LODI, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF MAUI-H, LLC

LITHIA OF STOCKTON-V, INC.

LITHIA OF HONOLULU-V, LLC

LITHIA OF HONOLULU-BGMCC, LLC

LITHIA FLCC, LLC

LITHIA NC, INC.

LITHIA OF PORTLAND, LLC

CADILLAC OF PORTLAND LLOYD CENTER, LLC

DARON MOTORS LLC

DCH (OXNARD) INC.

DCH BLOOMFIELD LLC

DCH CA, LLC

DCH CALIFORNIA MOTORS INC.

DCH DEL NORTE, INC.

DCH ESSEX INC.

DCH FREEHOLD LLC

DCH KOREAN IMPORTS LLC

DCH MAMARONECK LLC

DCH MISSION VALLEY LLC

DCH MONMOUTH LLC

DCH MONTCLAIR LLC

DCH MOTORS LLC

DCH NANUET LLC

DCH NY MOTORS LLC

DCH OXNARD 1521 IMPORTS INC.

DCH SIMI VALLEY INC.

DCH TEMECULA IMPORTS LLC

DCH TEMECULA MOTORS LLC

DCH TORRANCE IMPORTS INC.

FREEHOLD NISSAN LLC

Signature Page to Second Amendment to Amended And Restated Loan Agreement

LLL SALES CO LLC

PARAMUS WORLD MOTORS LLC

SHARLENE REALTY LLC

TUSTIN MOTORS INC.

LITHIA OF MISSOULA III, INC.

LITHIA LBGGF, INC.

LITHIA LHGF, INC.

LITHIA LSGF, INC.
LITHIA OF HONOLULU-A, INC.

LITHIA OF CONCORD I, INC.

LITHIA OF CONCORD II, INC.

DCH TEMECULA MOTORS II, INC.

DCH FREEHOLD-M, LLC

DCH FREEHOLD-V, LLC

MILFORD DCH, INC.

DCH RIVERSIDE-S, INC.

DCH-RIVERSIDE-C, INC.

LITHIA OF SPOKANE II, INC.

LITHIA OF SPOKANE III, INC.
LITHIA OF MILWAUKIE, INC.

By:	/s/ Chris Holzshu
Name:	Chris Holzshu
Title:	Authorized Agent

By:	/s/ John North
Name:	John North
Title:	Authorized Agent

Signature Page to Second Amendment to Amended And Restated Loan Agreement

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA FRESNO, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA TR, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA MBDM, INC.

LITHIA NDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA VAUDM, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF TF, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA CJDSF, INC.

LDLC, LLC

LITHIA RENO SUB-HYUN, INC.

Signature Page to Second Amendment to Amended And Restated Loan Agreement

LITHIA SALMIR, INC.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LGPAC, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MTLM, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF ROSEBURG, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LBMP, LLC

LFKF, LLC

LMBP, LLC

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SALEM-V, LLC

SALEM-B, LLC

SALEM-H, LLC

LITHIA FBCS, LLC

LITHIA OF STOCKTON, INC.

Signature Page to Second Amendment to Amended And Restated Loan Agreement

LITHIA VF, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF WASILLA, LLC

LITHIA OF LODI, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF MAUI-H, LLC

LITHIA OF STOCKTON-V, INC.

LITHIA OF HONOLULU-V, LLC

LITHIA OF HONOLULU-BGMCC, LLC

LITHIA FLCC, LLC

LITHIA NC, INC.

LITHIA OF PORTLAND, LLC

CADILLAC OF PORTLAND LLOYD CENTER, LLC

DARON MOTORS LLC

DCH (OXNARD) INC.

DCH BLOOMFIELD LLC

DCH CA, LLC

DCH CALIFORNIA MOTORS INC.

DCH DEL NORTE, INC.

DCH ESSEX INC.

DCH FREEHOLD LLC

DCH KOREAN IMPORTS LLC

DCH MAMARONECK LLC

DCH MISSION VALLEY LLC

DCH MONMOUTH LLC

DCH MONTCLAIR LLC

DCH MOTORS LLC

DCH NANUET LLC

DCH NY MOTORS LLC

DCH OXNARD 1521 IMPORTS INC.

DCH SIMI VALLEY INC.

DCH TEMECULA IMPORTS LLC

DCH TEMECULA MOTORS LLC

DCH TORRANCE IMPORTS INC.

FREEHOLD NISSAN LLC

LLL SALES CO LLC

PARAMUS WORLD MOTORS LLC

SOUTHERN CASCADES FINANCE CORPORATION

LSTAR, LLC

DCH NORTH AMERICA, INC.

DAH CHONG HONG TRADING CORPORATION

DCH MANAGEMENT SERVICES, INC.

DCH TL NY HOLDINGS LLC

DAH CHONG HONG CA TRADING LLC

DCH NJ TEAM MEMBER SERVICES CORPORATION

DCH TL HOLDINGS LLC

Signature Page to Second Amendment to Amended And Restated Loan Agreement

DCH HOLDINGS LLC

DCH CALIFORNIA INVESTMENTS LLC

DCH INVESTMENTS, INC. (NEW JERSEY)

DCH INVESTMENTS, INC. (NEW YORK)

DCH DELAWARE LLC

DCH URBAN RENEWAL LLC

MONTCLAIR DEVELOPMENT LLC

DCH MANAGEMENT, INC.

DCH NY IMPORTS LLC

DCH LI MOTORS LLC

DCH LEMON GROVE INC.

DCH PRE-OWNED SALES AND SERVICE CENTER LLC

DCH UNION LLC

DOWNEY MOTORS, INC.

LAD ADVERTISING, INC.

LITHIA AIRCRAFT, INC.

LITHIA AUTO SERVICES, INC.

LITHIA BNM, INC.

LITHIA FINANCIAL CORPORATION

LITHIA MOTORS SUPPORT SERVICES, INC.

LITHIA REAL ESTATE, INC.

LITHIA AUTOMOTIVE, INC.

LITHIA HPI, INC.

DCH AUTO GROUP (USA) INC.

SHARLENE REALTY LLC

TUSTIN MOTORS, INC.

DCH FINANCIAL NJ, LLC

DCH DMS NJ, LLC

LITHIA OF CONCORD I, INC.

LITHIA OF CONCORD II, INC.

DCH TEMECULA MOTORS, II, INC.

DCH RIVERSIDE-C, INC.

DCH RIVERSIDE-S, INC.

LITHIA OF HONOLULU-A, INC.

MILFORD DCH, INC.

LITHIA OF MISSOULA III, LLC

LITHIA LHGF, INC.

LITHIA LBGGF, INC.

LITHIA LSGF, INC.

DCH FREEHOLD-M, LLC

DCH FREEHOLD-V, LLC

LITHIA OF SPOKANE II, INC.

LITHIA OF SPOKANE III, INC.

Signature Page to Second Amendment to Amended And Restated Loan Agreement

LITHIA BCRGF, INC.

RFA HOLDINGS, LLC
LITHIA OF MILWAUKIE, INC.

By:	/s/ Chris Holzshu
Name:	Chris Holzshu
Title:	Authorized Agent

By:	/s/ John North
Name:	John North
Title:	Authorized Agent

Signature Page to Second Amendment to Amended And Restated Loan Agreement

U.S. BANK NATIONAL ASSOCIATION, as

Agent, Lender, Swing Line Lender, and LC Issuer

By:	/s/ Gilmore Hector
Name:	Gilmore Hector
Title:	Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

MERCEDES-BENZ FINANCIAL SERVICES

USA LLC, as Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

Signature Page to Second Amendment to Amended And Restated Loan Agreement

TOYOTA MOTOR CREDIT

CORPORATION, as Lender

By:	/s/ Thomas F. Miller
Name:	Thomas F. Miller
Title:	National Accounts Manager

Signature Page to Second Amendment to Amended And Restated Loan Agreement

BANK OF AMERICA, NA, as Lender

By:	/s/ Dana M. Winchell
Name:	Dana M. Winchell
Title:	Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

BMW FINANCIAL SERVICES NA, LLC, as

Lender

By:	/s/ Patrick Sullivan
Name:	Patrick Sullivan
Title:	GM Commercial Finance

By:	/s/ Alex Calcasola
Name:	Alex Calcasola
Title:	Commercial Finance Service Manager
BMW Financial Services NA, LLC

Signature Page to Second Amendment to Amended And Restated Loan Agreement

AMERICAN HONDA FINANCE

CORPORATION, as Lender

By:	/s/ Vijay Raman
Name:	Vijay Raman
Title:	DFS AHFC

Signature Page to Second Amendment to Amended And Restated Loan Agreement

BANK OF THE WEST, as Lender

By:	/s/ Ryan Mauser
Name:	Ryan Mauser
Title:	Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

TD BANK, N.A., as Lender

By:	/s/ Bruce Tuckey
Name:	Bruce Tuckey
Title:	Director of Credit Management

Signature Page to Second Amendment to Amended And Restated Loan Agreement

ALLY BANK, as Lender

By:	/s/ John D. Morton
Name:	John D. Morton
Title:	Assistant Secretary

Signature Page to Second Amendment to Amended And Restated Loan Agreement

KEYBANK NATIONAL

ASSOCIATION, as Lender

By:	/s/ Brian T. McDevitt
Name:	Brian T. McDevitt
Title:	Senior Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

NISSAN MOTOR ACCEPTANCE

CORPORATION, as Lender

By:	/s/ Josh Taylor
Name:	Josh Taylor
Title:	Manager, Commercial Credit

Signature Page to Second Amendment to Amended And Restated Loan Agreement

SANTANDER BANK, N.A., as Lender

By:	/s/ Jeff Lemond
Name:	Jeff Lemond
Title:	Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

VW CREDIT, INC., as Lender

By:	/s/ Matt Darmen
Name:	Matt Darmen
Title:	General Manager Commercial Credit

Signature Page to Second Amendment to Amended And Restated Loan Agreement

HYUNDAI CAPITAL AMERICA, as Lender

By:	/s/ Ross Williams
Name:	Ross Williams
Title:	President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

CAPITAL ONE, N.A., as Lender

By:	/s/ Brian Farley
Name:	Brian Farley
Title:	Senior Vice President

Signature Page to Second Amendment to Amended And Restated Loan Agreement

BRANCH BANKING & TRUST COMPANY, as Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	AVP – Corp. Banking Associate

Signature Page to Acknowledgment And Consent of Guarantors

BMO HARRIS BANK, N.A., as Lender

By:	/s/ Joseph Connolly
Name:	Joseph Connolly
Title:	Director

Signature Page to Acknowledgment And Consent of Guarantors

SCHEDULE 1

(Effective as of December 18, 2015 after giving effect to December 2015 Increase)

Name of Financial Institution	Pro Rata Share of Aggregate Lender Commitment	New Vehicle Floorplan Commitment	Used Vehicle Floorplan Commitment	Revolving Loan Commitment
U.S. Bank National Association	12.297297297%	$184,459,459.46	$22,135,135.14	$20,905,405.40
J.P. Morgan Chase Bank, N.A.	12.297297297%	$184,459,459.46	$22,135,135.14	$20,905,405.40
Toyota Motor Credit Corporation	12.297297297%	$184,459,459.46	$22,135,135.14	$20,905,405.40
American Honda Finance Corporation	7.027027027%	$105,405,405.40	$12,648,648.65	$11,945,945.95
Mercedes-Benz Financial Services USA LLC	7.027027027%	$105,405,405.40	$12,648,648.65	$11,945,945.95
TD Bank, N.A.	7.027027027%	$105,405,405.40	$12,648,648.65	$11,945,945.95
Bank of America, N.A.	6.081081081%	$91,216,216.21	$10,945,945.95	$10,337,837.84
BMW Financial Services NA, LLC	5.945945946%	$89,189,189.19	$10,702,702.70	$10,108,108.11
Capital One, N.A.	5.675675676%	$85,135,135.13	$10,216,216.22	$9,648,648.65
KeyBank National Association	4.324324324%	$64,864,864.87	$7,783,783.78	$7,351,351.35
Bank of the West	4.054054054%	$60,810,810.81	$7,297,297.30	$6,891,891.89
Ally Bank	2.702702703%	$40,540,540.55	$4,864,864.86	$4,594,594.59
Santander Bank, N.A.	2.702702703%	$40,540,540.55	$4,864,864.86	$4,594,594.59
VW Credit, Inc.	2.702702703%	$40,540,540.55	$4,864,864.86	$4,594,594.59
Nissan Motor Acceptance Corporation	2.162162162%	$32,432,432.43	$3,891,891.89	$3,675,675.68
Branch Banking & Trust Company	2.027027027%	$30,405,405.40	$3,648,648.65	$3,445,945.95
BMO Harris Bank	2.027027027%	$30,405,405.40	$3,648,648.65	$3,445,945.95
Hyundai Capital America	1.621621622%	$24,324,324.33	$2,918,918.91	$2,756,756.76
TOTAL	100%	$1,500,000,000	$180,000,000	$170,000,000